FY 2024 Earnings Presentation

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this presentation. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. This presentation includes certain non-GAAP measures. Please refer to the reconciliations provided in the earnings press release and the appendix in this presentation for the most comparable GAAP measure. // 2

// 3 9 Consecutive Quarters of Improved Adj. EBITDA* Strong Balance Sheet with Low Debt Data Analytics Technology with High ROI Long-term ‘Take or Pay’ Contract Insulates Risk Tangible Environmental, Health, &, Safety Impacts Flotek Industries CHEMISTRY AS A COMMON VALUE CREATION PLATFORM Value Creation through Chemistry & Data * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

Complementary Segments Drive Growth // 4 Sustainable chemistry solutions to maximize customer’s value chain while minimizing their environmental impact Transforming business through real-time data, monitoring and visualization across the energy value chain utilizing proprietary technologies Chemistry Technologies Data Analytics CHEMISTRY AS A COMMON VALUE CREATION PLATFORM Founded: 1985 Employees: 146 Headquarters: Houston Patents: >130 Results: 2024 2023 – Gross Profit Margin: 21% 13% – Net Income * ($MM): $10.5 ($9.8) – Adj. EBITDA** ($MM): $20.3 $1.5 – Adj. EBITDA Margin: 11% 1% – Debt to Adj. EBITDA** 0.2x 5.0x – Diluted Income (Loss) Per Share $0.34 $(0.10) * Net income for 2023 excludes non-cash gains related to the fair value measurement of convertible notes payable and a PPP loan forgiveness totaling $34.5 million ** Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure

• Increased Revenue, Net Income, and Adj. EBITDA every quarter • The Fourth Quarter hit a 5-year peak with $23.3M in external customer revenue • Data analytics service revenue accounted for 67% of total 4Q24 DA revenue • Developed 3 new products within Data Analytics in 2H2024 with a future TAM >$500MM (XSPCT,RAMAN,VERACAL) • Highest annual adj. EBITDA*, $20.3 million, reported since 2017 (exceeded guidance by 10%) • Top 3 Oil Field Service stock performer in 2024 1Q24 2Q24 3Q24 4Q24 FY2024 Revenue $ 40.4 $ 46.2 $ 49.7 $ 50.8 $ 187.0 Gross Profit $ 8.8 $ 9.2 $ 9.1 $ 12.3 $ 39.4 SG&A $ 6.1 $ 6.3 $ 5.7 $ 6.6 $ 24.7 Net Income $ 1.6 $ 2.0 $ 2.5 $ 4.4 $ 10.5 Adj. EBITDA* $ 4.0 $ 4.4 $ 4.8 $ 7.0 $ 20.3 Diluted EPS $ 0.05 $ 0.06 $ 0.08 $ 0.14 $ 0.34 Flotek 2024 Highlights // 5 DELIVERED CONSISTENT GROWTH THROUGHOUT 2024 * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure Quarterly Performance ($MM) Year-Over-Year Highlights DA Service Revenue: 58% Ext. Chem. Revenue: 7% SG&A: 11% Adj. EBITDA*: 1,253% Diluted EPS: $ 0.44 Stock Price (as of 12/31): 143%

Financial Momentum Continues // 6 Quarterly Adjusted EBITDA** Growth *Net income for full-year 2023 excludes non-cash gains related to the fair value measurement of convertible notes payable and a PPP loan forgiveness totaling $34.5 million **Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the most comparable GAAP measure $(5.1) $(3.9) $(2.0) $3.4 $4.0 $4.0 $4.4 $4.8 $7.0 -$6.5 -$4.5 -$2.5 -$0.5 $1.5 $3.5 $5.5 $7.5 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Ad j. EB IT DA ($ M M ’s ) 9 CONSECUTIVE QUARTERS OF PROFITABILITY IMPROVEMENT 2023 2024 Growth Gross Profit: $ 24.3 MM $ 39.4 MM $ 15.1 MM SG&A: $ 27.8 MM $ 24.7 MM ($ 3.1 MM) Net Income*: ($ 9.8 MM) $ 10.5 MM $ 20.3 MM Adj. EBITDA**: $ 1.5 MM $ 20.3 MM $ 18.8 MM

Chemistry Growth in a Contracting Market // 7 • 50% growth in 4Q24 external chemistry compared to 3Q24 • 4Q24 represented the strongest quarter of external chemistry revenue in 5 years • 4Q24 International chemistry revenue of $4.5MM, up 275% from 3Q24 • Chemistry Market consolidation boosts Flotek’s unique product portfolio CHEMISTRY SEGMENT CONTINUES TO GAIN MARKET SHARE -All Frac Fleet data is derived from AOGR Primary Vision Averages. $27.0 $27.7 $33.0 $27.2 $11.7 $16.4 $14.1 $21.1 255 253 233 226 200 210 220 230 240 250 260 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 1Q24 2Q24 3Q24 4Q24 N or th A m er ic a Fr ac F le et C ou nt s Re ve nu e Related Party and External Chemistry Revenue Related Party External Avg. Fleet Count

// 8 • Prescriptive Chemistry Management (PCM)TM • Proprietary energy chemistry solutions • Experienced chemistry energy team • Customized solutions to each well’s geology • AI Driven Analytics from >20,000 wells • Real-Time Field Data to Enhance Performance • Field Correlated Diagnostics • +130 Patents * Data derived from 2019-2023 Enverus Prism Platform (1,878 Permian wells) DELIVERING THE BEST WELL PERFORMANCE IN INDUSTRY 26% INCREASE IN PRODUCTION* PERFORMANCE VERSUS COMPETITION Chemistry Technologies: Competitive Advantage

Unlocking Value Through Chemistry & Data Data Analytics/Physics Based Modeling on >20k Wells • +10 years Field Completion Data • Reservoir Similarities and Physicochemical Properties • Production Uplift Curve Analysis • Basin Water and Frac Water Properties A Decade of Data with Predictive Models • Polymer Viscosity & Friction Reduction Predictions • Clay Stabilization Analytics • Scale Inhibitor Database • Formation Damage Mechanism Identification Aligning Support with Vendors and Customers • Leverage vendor data where applicable • Utilize databases to streamline analytical procedures DATA SUPPORTED GEOCENTRIC CHEMISTRY MODELING // 9

Data Analytics Revenue Growth // 10 • Service revenue accounted for 67% of Q4 2024 DA revenue and 46% of FY 2024 • Flare revenue totaled $1.3MM in 2H24 ($0 in 1H24) – 13 Active VeraCal Carts in Q4 2024 • XSPCT Analyzer fully commissioned Dec. 2024 – 14 XSPCT committed to pilot locations • Q4 2024 saw 15 power generation units deployed, with 9 more committed for 2025 delivery UPSTREAM APPLICATIONS CONTINUE TO IMPROVE SERVICE REVENUE GROWTH $3.6 $3.9 $5.5 $4.8 $0.7 $1.6 $2.6 $4.1 $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 2021 2022 2023 2024 Re ve nu e ($ M M ) Data Analytics Revenue CapEx Revenue Service/DAAS Revenue 32% 46% 29% 16%

Data Analytics: “Measure More Strategy” Upstream • Flare monitoring: comply with EPA regulations • Custody Transfer: improves accuracy of payments to royalty owners and operators • Power Generation: facilitate field gas utilization in powering rigs and frac fleets Midstream • Gas processing plant control and optimization • Pipeline batch detection to optimize pipeline transmix processes • Vapor pressure controls to achieve product specifications • Emerging market in carbon capture Downstream • Process Controls: real-time measurement to optimize distillation tower efficiency • Chemicals: quality measurement in pipelines and terminals UTILIZING TECHNOLOGIES FOR EXPANSION INTO NEW MARKETS // 11 Growth

Data Analytics Product Offerings

DRIVING TOWARDS SERVICE REVENUE WITH NEW PRODUCT OFFERINGS

FTK LISTED NYSE

JP3 Raman

- Raman Laser
- C1-C6+, H_2, N_2, CO_2
- C1/D2 Area Classification
- Real Time Data



(Commissioned Dec 2024)

VERAX

- Near InfraRed (NIR)
- Real-Time Data
- Up to 8 Measurement Points
- C1/D2 Area Classification



XSPCT

- Near InfraRed (NIR)
- Modular System
- No Fiber Connections
- C1/D1 Area Classification
- Auto-Validation



(Commissioned Dec 2024)

VeraCaL

- Near InfraRed (NIR)
- EPA Approved (ALT-157)
- Two Channels
- C1/D2 Area Classification
- Auto-Validation



(EPA Approved July 2024)

CORE Applications (RVP, Transmix, Other)

(80/20 Product/Service Revenue)

Upstream Applications (Flare, Power Gen, Custody Transfer)

(80/20 Service/Product Revenue)

// 12

FLOTEK

Investor Contact: Mike Critelli Director of Finance & Investor Relations ir@flotekind.com // 13 Come Join Us: March 17 – 18th 2025 at The 37th Annual ROTH Conference On 3/17 at 10am PT Panelist Speaker: Ryan Ezell The Marriott Laguna Cliffs Dana Point, CA May 27-29th 2025 at The Louisiana Energy Conference The Four Seasons New Orleans, LA

Appendix

Data Analytics: VeraCal Flare Solution

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS

EPA Approval on Flaring Measurement Application

- VeraCal was the first EPA approved alt. measurement solution
- EPA Amendment in December 2024 delayed market demand

Our Flare Measurement System is Differentiated

- Continuous and autonomous monitoring
- No consumable calibration gas
- No manual sampling errors
- Fast install and extreme durability

Customer Emission Savings via EPA Subpart-W

- 4-6% additional savings in emission penalties
- Gain 3-4% in production before Super Emitter Status





Pictured above: The proprietary VeraCal mobile flaring cart on location

// 15

Data Analytics: XSPCT Custody Transfer Solution

INITIAL PENETRATION INTO SIGNIFICANT UPSTREAM APPLICATIONS


Houston
San Antonio



No Shelter, No Calibration Gas, Remotely/Continuously Monitored


1360
1340
1320
1300
1280
1260
Example: 60 days of real-time BTU Values; demonstrates extreme variability.

★ *GC Spot Sample Lab Test*

We tested against Traditional Gas Chromatography (GC)

- **Zero GC Samples matched** the 60-day Average Gas BTU Value
- **20-25%** swings in "Associated Gas" BTU value
- **16% Variances** within manual sampling processes

+/- $4.4MM* ANNUAL PROCEEDS IMPACT

**$2.50 $/mmBTU @ 15mmscf/D*

// 16

FTK LISTED NYSE

FLOTEK

Liquids In “Dry Associated Gas” // 17 $1.4MM* IN POTENTIAL ASSOCIATED GAS PROCEEDS High-Value Liquids Found in “Dry Gas” Typical Spectral Response for Associated Gas During Trial Water • Associated gas is “assumed” to be dry gas • GCs remove any liquids prior to measurement • Operators and mineral owners are not being compensated for “carry-over” products Liquids In “Dry Associated Gas” Line *$2.50 $/mmBTU @ 15mmscf/D

• JP3 field gas monitoring system allows any dual-fuel engine to safely run on field gas displacing more expensive and higher carbon footprint diesel • Provides meaningful cost savings compared to gas chromatography and/or asset failures • Provides clarity on BTU value for resource owner payment • A three-pad customer case study July - August 2023: • Achieved >70% field gas substitution rate • Eliminated 1.2 mm gallons of diesel usage • Realized 100% uptime Data Analytics: Upstream Field Gas Usage // 18 Delivered >70% Reduction in Diesel and CNG usage Frac Trailer Mounted System

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands) // 19

// 20 Recent Financials Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data)

// 21 Recent Financials Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

// 22 (1) Management believes that adjusted gross profit, EBITDA and adjusted EBITDA for the periods presented above, are useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the income and expenses noted above to be outside of the Company’s normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish financial and operational goals, excluding certain non-cash or non-recurring items. Recent Financials Unaudited Reconciliation of Non-GAAP Items & Non-Cash Items Impacting Earnings (in thousands)(1)